SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

February 8, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Item 4.	Changes In Registrant’s Certifying Accountant

(a)   Dismissal of Independent Certified Public Accountant

      Effective February 8, 2004, the Board of Directors of G REIT, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent certified public accountant. The Audit Committee of the Board of Directors (the “Audit Committee”) recommended the change of independent certified public accountant to the Board of Directors, also effective February 8, 2004.

      The reports of Grant Thornton on the financial statements of the Company for the two most recent fiscal years ended December 31, 2002 and December 31, 2001 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company’s two most recent fiscal years ended December 31, 2002 and December 31, 2001 and for the interim period from January 1, 2003 through the date hereof, there were no disagreements with Grant Thornton on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

      There were no “reportable events” (as defined in Item 304 (a) (1) (v) of Regulation S-K) that occurred with the two most recent fiscal years ended December 31, 2002 and December 31, 2001 and the interim period January 1, 2003 through the date hereof.

      The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

(b)   Engagement of New Independent Certified Public Accountant

      Effective February 8, 2004, the Board of Directors of the Company retained Deloitte & Touche LLP (“D&T”) as its independent certified public accountant. The Company’s Board of Directors approved the engagement of D&T based on the recommendation of the Audit Committee, also effective February 8, 2004.

      Prior to its engagement, the Company did not consult with D&T regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by D&T on the Company’s financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

Item 7.	Financial Statements and Exhibits

16.1	Letter dated February 10, 2004, from the accounting firm of Grant Thornton LLP to the Company concerning the disclosure made in this Report on Form 8-K.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC

By:	/s/ Anthony W. Thompson

Name: Title:	Anthony W. Thompson President and Chief Executive Officer

Dated: February 12, 2004

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated February 10, 2004, from the accounting firm of Grant Thornton LLP to the Company concerning the disclosure made in this Report on Form 8-K.

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